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                                                                   EXHIBIT 23(i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 12, 2002 included in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.

                                                     /s/ Arthur Andersen LLP

Cleveland, Ohio
March 22, 2002